Cautionary Statements

Exhibit 99.2

Hecla MINING COMPANY

NYSE:HL

Cautionary Statement Regarding Forward Looking Statements.

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws, including Canadian securities laws. Such forward-looking statements may include, without limitation: (i) estimates of future production and sales; (ii) estimates of future costs and cash cost, after by-product credits per ounce of silver/gold; (iii) guidance for 2018, including the impact of the Lucky Friday strike, on silver and gold production, silver equivalent production, cash cost and AISC, after by-product credits, capital expenditures and pre-development, and exploration and research and development expenditures (which assumes metal prices of gold at $1,225/oz., silver at $17.25/oz., zinc at $1.30/lb. and lead at $1.00/lb. and USD/CAD assumed to be $0.79, USD/MXN assumed to be $0.06); (iv) expectations regarding the development, growth and exploration potential of the Company's projects; (v) expectations of adding reserves and resources; (vi) the possibility of increasing production due to accessing higher grade material and potentially new surface pits at Casa Berardi; (vii) possible strike extensions of veins at San Sebastian, potential for new discoveries, and ability to extend mine life through 2020; and (viii) expectations of grade increases at depth at Lucky Friday. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect; (ix) ability to complete acquisition of Klondex Mines Ltd and its impact on Hecla performance. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of the Company's projects being consistent with current expectations and mine plans; (iii) political/regulatory developments in any jurisdiction in which the Company operates being consistent with its current expectations; (iv) the exchange rate for the Canadian dollar to the U.S. dollar and Mexican Peso to the U.S. Dollar, being approximately consistent with current levels; (v) certain price assumptions for gold, silver, lead and zinc; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of our current mineral reserve and mineral resource estimates; and (viii) the Company's plans for development and production will proceed as expected and will not require revision as a result of risks or uncertainties, whether known, unknown or unanticipated. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the "forward-looking statements." Such risks include, but are not limited to gold, silver and other metals price volatility, operating risks, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, community relations, conflict resolution and outcome of projects or oppositions, litigation, political, regulatory, labor and environmental risks, and exploration risks and results, including that mineral resources are not mineral reserves, they do not have demonstrated economic viability and there is no certainty that they can be upgraded to mineral reserves through continued exploration. For a more detailed discussion of such risks and other factors, see the Company's 2017 Form 10-K, and first quarter Form 10-Q, filed on February 15, 2018 and May 10, 2018, respectively, with the Securities and Exchange Commission (SEC), as well as the Company's other SEC filings. The Company does not undertake any obligation to release publicly revisions to any "forward-looking statement," including, without limitation, outlook, to reflect events or circumstances after the date of this presentation, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued "forward-looking statement" constitutes a reaffirmation of that statement. Continued reliance on "forward-looking statements" is at investors' own risk.

Cautionary Note Regarding Estimates of Measured, Indicated and Inferred Resources

The SEC permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms in this presentation, such as "resource," "measured resources," "indicated resources," and "inferred resources" that are recognized by Canadian regulations, but that SEC guidelines generally prohibit U.S. registered companies from including in their filings with the SEC, except in certain circumstances. U.S. investors are urged to consider closely the disclosure in our most recent Form 10-K and Form 10-Q. You can review and obtain copies of these filings from the SEC's website at www.sec.gov.

Qualified Person (QP) Pursuant to Canadian National Instrument 43-101

Dean McDonald, PhD. P.Geo., Senior Vice President - Exploration of Hecla Mining Company, who serves as a Qualified Person under National Instrument 43-101("NI 43-101"), supervised the preparation of the scientific and technical information concerning Hecla's mineral projects in this presentation. Information regarding data verification, surveys and investigations, quality assurance program and quality control measures and a summary of analytical or testing procedures for the Greens Creek Mine are contained in a technical report titled "Technical Report for the Greens Creek Mine" effective date March 28, 2013, and for the Lucky Friday Mine are contained in a technical report titled "Technical Report for the Lucky Friday Mine Shoshone County, Idaho, USA" effective date April 2, 2014, for Casa Berardi are contained in a technical report titled "Technical Report on the mineral resource and mineral reserve estimate for Casa Berardi Mine, Northwestern Quebec, Canada" effective date March 31, 2014 (the "Casa Berardi Technical Report"), and for the San Sebastian Mine, Mexico, are contained in a technical report prepared for Hecla titled "Technical Report for the San Sebastian Ag-Au Property, Durango, Mexico" effective date September 8, 2015 . Also included in these four technical reports is a description of the key assumptions, parameters and methods used to estimate mineral reserves and resources and a general discussion of the extent to which the estimates may be affected by any known environmental, permitting, legal, title, taxation, socio-political, marketing or other relevant factors. Copies of these technical reports are available under Hecla's and Aurizon's profiles on SEDAR at www.sedar.com. The Casa Berardi Technical Report was reviewed by Dr. McDonald on behalf of Hecla. To the best of Hecla's knowledge, information and belief, there is no new material scientific or technical information that would make the disclosure of the mineral resources and mineral reserves for Casa Berardi in this document inaccurate or misleading.

Cautionary Note Regarding Non-GAAP measures

Cash cost per ounce of silver and gold, net of by-product credits, EBITDA, adjusted EBITDA, all in sustaining capital ("AISC"), after by-product credits, cash provided by operating activities from working capital changes, and free cash flow represent non-U.S. Generally Accepted Accounting Principles (GAAP) measurements. A reconciliation of these non-GAAP measures to the most comparable GAAP measurements can be found in the Appendix.

Strategy Promotes Consistent Operations

Greens Creek, Casa Berardi, and now opportunities in Nevada with Klondex


Greens Creek
Admiralty Island, Alaska
Kinskuch
Alice Arm, BC
Silver Valley
Wallace, Idaho
Rock Creek
Noxon, Montana
Montanore
Libby, Montana
Vancouver, BC
Coeur d'Alene, Idaho
Lucky Friday
Mullan, Idaho
Hollister
Elko County, Nevada
Midas
Elko County, Nevada
Maggie Creek
Elko County, Nevada
Reef
Churchill County, Nevada
Hot Springs
Crescent Valley, Nevada
Fire Creek
Lander County, Nevada
Monte Cristo
Esmeralda County, Nevada
San Juan Silver
Creede, Colorado
Opinaca / Wildcat
James Bay, Quebec
Casa Berardi
Val d'Or, Quebec
Val d'Or, Quebec
Fayolle
Val d'Or, Quebec
Heva-Hosco
Val d'Or, Quebec
San Sebastian
Durango, Mexico
operating mine
mining district
pre-development project
exploration project
operating mine (Klondex acquisition)
exploration project (Klondex acquisition)
corporate office
Nevada
"Heart of the Nevada gold district"
N
Getchell Trend
North Nevada Rift
Battle Mountain Trend
Carlin Trend
Midas
Hollister
Fire Creek

Source: Company disclosures.

Consolidated Statement of Cash Flows

- Timing of incentive compensation (about $10M).
- Realized loss on foreign exchange of $4.6M.
- $3.4M working capital difference for higher product inventory at Greens Creek and San Sebastian, partially offset by lower inventory at Casa Berardi.
- Higher Lucky Friday suspension costs by $2.9M. Consolidated gross profit is flat quarter-on-quarter.
- Higher exploration expense of $2.8M.
- $2.5M in Klondex acquisition costs.
- Without these items, the cash flow from the mines was similar to prior period.

Klondex Acquisition
Strengths and opportunities analysis

Strengths:

- Large, strategic land position
- Experts at ultra-narrow longhole mining
- Excellent focus on productivity measures
- Good safety record
- Excellent resource grade, excellent exploration potential
- Good relationship with Shoshone; needs to transition between companies

Opportunities:

- Capturing the siling effect
- Ramp-up Fire Creek
- Develop Hatter Graben
- Complete CIL installation
- Open-pit potential
- Lower cost/ton and the cutoff grades
- Reallocate resources from Midas to Fire Creek ramp-up and Hatter Graben development
- Preparation of a comprehensive LOM plan
- Replacement of old equipment
- Improved sampling and ore handling
- Reduce turnover
- Invest in development (is behind schedule)
- Advance tailings construction
- Identify new vein at Midas

Excellent Land Position Near Large Gold Mines

Located along important North Nevada Rift and Carlin/Battle Mtn Trends

Hecla MINING COMPANY
NYSE:HL



N
Twin Creeks - NEM
Midas
Turqoise Ridge - ABX
Hollister
Pinson - Waterton
Exodus - NEM
Goldstrike - ABX
Winnemucca
Battle Mtn Trend
North Nevada Rift
Carlin Trend
Valmy - NEM
Gold Quarry - NEM
Marigold - SSR
Battle Mountain
Mule Canyon - NEM
Phoenix - NEM
Fire Creek
0 10 20 Miles